UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Cantor Fitzgerald Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To the Stockholders of Cantor Fitzgerald Income Trust, Inc.:

It is our pleasure to invite you to the 2026 annual meeting of stockholders of Cantor Fitzgerald Income Trust, Inc. (formerly known as Rodin Global Property Trust, Inc.), a Maryland corporation. The annual meeting will be held as a virtual meeting on December 9, 2026 beginning at 1:30 P.M., Eastern Time. You will be able to participate in the annual meeting, vote and submit your questions via live webcast by visiting https://web.viewproxy.com/CFIT/2026.

The enclosed materials include a notice of meeting, a proxy statement, a proxy card, a self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2025.

It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting virtually, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods. If you determine to mail us your proxy, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting virtually, you may withdraw your proxy and vote at the annual meeting, if you so choose.

To vote or to submit your questions during the annual meeting, please log on to https://web.viewproxy.com/CFIT/2026. You will need to enter your control number on your notice of the annual meeting. Your vote is important to us.

We look forward to receiving your proxy and seeing you at the meeting.

By Order of the Board of Directors,

Brandon Lutnick

Chairman

November 2, 2026

New York, New York

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 9, 2026

To the Stockholders of Cantor Fitzgerald Income Trust, Inc.:

The 2026 annual meeting of stockholders, or the annual meeting, of Cantor Fitzgerald Income Trust, Inc., a Maryland corporation, or the Company, will be held on December 9, 2026, beginning at 1:30 P.M., Eastern Time. We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. It is important to note that stockholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting. You can participate in the annual meeting, vote and submit your questions during the annual meeting by visiting https://web.viewproxy.com/CFIT/2026. You must have your control number to register, and then you simply follow the instructions you subsequently receive. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

1)

a proposal to elect as directors the five individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2027 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

This notice is accompanied by the Company’s proxy statement, a proxy card, a self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2025. This notice is being mailed to you on or about November 6, 2026.

Stockholders of record at the close of business on November 2, 2026 will be entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof. Whether or not you plan to attend the annual meeting virtually, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these methods. If you determine to mail us your proxy, please complete, date and sign the proxy card as soon as possible. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. Your vote is very important. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes. If you are the record holder of your shares and you attend the annual meeting virtually, you may withdraw your proxy and vote at such meeting, if you so choose.

Sincerely,

Adam Brajer

Secretary

November 2, 2026

New York, New York

Cantor Fitzgerald Income Trust, Inc.

110 E. 59th Street,

New York, New York 10022

(212) 938-5000

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 9, 2026

GENERAL INFORMATION ABOUT THE MEETING

This proxy statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the board of directors, or our Board, of Cantor Fitzgerald Income Trust, Inc., a Maryland corporation, for use at the 2026 annual meeting of stockholders to be held as a virtual meeting on December 9, 2026, at 1:30 P.M. Eastern Time, and any postponements or adjournments thereof. In order to attend the Annual Meeting, and any postponement or adjournment thereof, you must register at https://web.viewproxy.com/CFIT/2026. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions during the Annual Meeting. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. Online access will begin at 1:15 P.M. Eastern Time, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 1:30 P.M. Eastern Time on December 9, 2026. It is important to note that stockholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting.

“We,” “our,” “us,” and “the Company” each refers to Cantor Fitzgerald Income Trust, Inc. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to Cantor Fitzgerald Income Trust Operating Partnership, L.P.

We are a commercial real estate company that intends to invest in a diversified portfolio of stabilized income-producing commercial real-estate and debt secured by commercial real estate located primarily in the United States. We are externally managed by our advisor, Cantor Fitzgerald Income Advisors, LLC, a Delaware limited liability company and a wholly owned subsidiary of our sponsor, Cantor Fitzgerald Investors, LLC, or CFI. Our advisor conducts our operations and manages our portfolio of investments. We have no direct employees. Our advisor and our sponsor are affiliated with Cantor Fitzgerald, L.P., or Cantor, a diversified organization specializing in financial services and real estate for institutional customers operating in the global financial and commercial real estate markets.

The mailing address of our executive office is 110 E. 59th Street, New York, New York 10022. This proxy statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of shares of our Class AX, Class TX, Class IX, Class T, Class D, Class S and Class I common stock, par value $0.01 per share, which we refer to collectively as common stock, on or about November 6, 2026. Anyone who owned our common stock at the close of business on November 2, 2026 is entitled to notice of and to vote at the annual meeting. Our common stock is the only security entitled to vote at the annual meeting and we refer to this security in this proxy statement as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2025.

When you return the enclosed proxy card, you are authorizing a proxy to vote your shares of common stock at the meeting as you instruct, unless you return the proxy with no instruction. In this case, the individual designated as proxy to vote your shares of common stock at the annual meeting, Adam Brajer, our Secretary, will vote FOR the election of each of the five director nominees and FOR the ratification of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.

Ernst & Young, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our Annual Report on Form 10-K, review of our quarterly reports and review of registration statements and filings with the Securities and Exchange Commission, or SEC.

Matters to be Considered and Voted Upon at the Annual Meeting

At the annual meeting, our stockholders will consider and vote upon:

1)

a proposal to elect as directors the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2027 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	a proposal to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock held of record, as of the close of business on November 2, 2026 and will reimburse them for their reasonable out-of-pocket expenses for forwarding the materials.

We have retained Alliance Advisors, Inc., or Alliance, to assist us in the distribution of proxy materials and the solicitation of proxies. We estimate that we will pay Alliance fees and expenses of approximately $27,000 plus reasonable out-of-pocket expenses to solicit proxies incurred in connection with their services, such as the review of proxy materials, distribution of proxy materials, operating online and phone voting systems, and receipt of executed proxies.

In addition to mailing proxy solicitation material, our directors, our officers, affiliates of our advisor and employees of Alliance may also solicit proxies by personal interview, telephone, via the Internet or by any other electronic means of communication we deem appropriate. Our directors, our officers and affiliates of our advisor will not receive any additional remuneration for proxy solicitation.

Stockholders Entitled To Vote

As of the close of business on November 2, 2026, there were 10,206,842.79373 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on November 2, 2026 are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof.

Abstentions and Broker Non-Votes

If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, proxies submitted by a broker for your shares will be considered to be “broker non-votes” with respect to any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Your bank, broker or other nominee does not have discretionary authority to vote your shares for Proposal No. 1, the election of directors. Your bank, broker or other nominee does have discretionary authority to vote your shares for Proposal No. 2, the ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions and broker non-votes, if any, will be counted as present at the meeting for the purpose of determining a quorum.

Required Quorum/Vote

A quorum will be present if stockholders entitled to cast at least 50% of all the votes entitled to be cast at the annual meeting on any matter are present, virtually or by proxy. If you hold your shares in your own name as holder of record and return a valid proxy, authorize your proxy by mail, telephone or Internet or attend the annual meeting virtually, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Election of the director nominees named in Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares entitled to vote who are present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of each of the director nominees named in Proposal No. 1. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any one or more of them. A vote “withheld” or a broker non-vote, if any, will have the same effect as a vote against that nominee.

Ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026, as specified in Proposal No. 2, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting. If this selection is not ratified by holders of our voting securities, our Board’s Audit Committee, or our Audit Committee, may, but need not, reconsider its appointment and endorsement. Abstentions, if any, will not be counted as votes cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, Proposal No. 2 because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

1)

FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2027 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.

As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.

Voting

If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may authorize a proxy to vote your shares of our voting securities by either visiting our electronic voting site at https://web.viewproxy.com/CFIT/2026, by calling our toll-free voting number at 1-866-402-3905 or you may vote your shares virtually at the annual meeting. Please call Alliance, our proxy solicitor, at 1-855-206-1315 for any additional information about voting by proxy or authorizing a proxy by telephone or electronic voting site. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes.

To vote or to submit your questions during the annual meeting, please log on to https://web.viewproxy.com/CFIT/2026. You will need to enter your control number on your notice of the annual meeting.

If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting. If your shares are not registered in your own name and you plan to vote your shares virtually at the annual meeting, you should contact your broker, bank or other nominee to obtain the instructions.

Right to Revoke Proxy

If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy through any of the following methods:

•	send written notice of revocation, prior to the date of the annual meeting, to our Secretary, at 110 East 59th Street, New York, New York 10022;

•	properly sign and mail a new, later-dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting;

•	visit our electronic voting site at https://web.viewproxy.com/CFIT/2026;

•	call our toll-free voting number at 1-866-402-3905 and follow the instructions provided; or

•	attend the annual meeting virtually and vote your shares, although attendance at the annual meeting alone will not by itself constitute revocation of a proxy.

Only the most recent proxy vote will be counted and all others will be disregarded regardless of the method by which the proxy was authorized. If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy.

Copies of Annual Report to Stockholders

A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2025 is being mailed to stockholders entitled to notice of and to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer.

Annual Report and Quarterly Reports

We make available free of charge through our website at www.cfincometrust.com under the heading “Literature—Investor Materials—SEC Filings” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports. Requests for copies should be addressed to: Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is part of the proxy solicitation materials.

Householding Information

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we deliver only one copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2025 to multiple stockholders with the same last name and address, or if we reasonably believe they are members of the same family, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If you participate in householding and wish to receive a separate copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2025, please request a copy in writing from Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street New York, New York 10022, Attn: Chief Financial Officer or by phone by calling 212-938-5000 and a copy will be provided to you promptly.

If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our Chief Financial Officer in writing at the following address: Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022 or by phone by calling 212-938-5000.

If you are a stockholder who received multiple copies of our proxy materials or our Annual Report to Stockholders for the fiscal year ended December 31, 2025, you may request householding by contacting us in the same manner.

Voting Results

Alliance will have a representative present at the virtual annual meeting to count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which we plan to file with the SEC within four business days of the annual meeting.

Confidentiality of Voting

We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election, Alliance, to examine these documents, except as necessary to meet applicable legal requirements.

Recommendations of our Board

Our Board recommends a vote:

1)

FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2027 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	FOR the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.

BOARD OF DIRECTORS

General

Our Board presently consists of five members. At the annual meeting, stockholders will vote on the election of Messrs. Brandon Lutnick, Kyle Lutnick, Arthur F. Backal, John M. Matteson and Dean Palin, for a term ending at the 2027 annual meeting of stockholders and until their successors are duly elected and qualify.

The director nominees listed below are leaders in business and real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over a period of decades. Each has been chosen to stand for election in part because of his ability and willingness to understand our unique challenges, and evaluate and implement our strategies.

Set forth below is each director nominee’s name and age as of the date of this proxy statement and biographical information. Each of our director nominees currently serves on our Board and was initially appointed to our Board in February 2017, with the exception of Mr. Brandon Lutnick, who has served as one of our directors since March 2025 and Mr. Kyle Lutnick, who has served as one of our directors since January 2026.

Director Nominees

Name	Age*
Brandon Lutnick	28
Kyle Lutnick	30
Arthur F. Backal	65
John M. Matteson	62
Dean Palin	58

*	As of November 2, 2026

Brandon Lutnick. Mr. Brandon Lutnick has served as Chairman of our Board since March 2025. Since February 2025, Brandon Lutnick has served as the Chairman of Cantor Fitzgerald, L.P. (“Cantor”), an affiliate of our sponsor, and CF Group Management, Inc. (“CFGM”), and since February 2025, a member of the Board of Directors for BGC Group, Inc. In his role as Chairman of Cantor, Mr. Lutnick is responsible for shaping long-term corporate strategy and growth, promoting strong governance, shepherding innovation at scale, working closely with the respective leadership teams of Cantor Fitzgerald’s three core businesses – Cantor, Newmark and BGC. Mr. Lutnick also serves as the Chairman and Chief Executive Officer of each of the following Cantor Equity Partners series of Special Purpose Acquisition Companies sponsored by Cantor Fitzgerald: Cantor Equity Partners, Inc. from December 2024 to its combination with Twenty One Capital on December 2025, Cantor Equity Partners I, Inc. since December 2024, Cantor Equity Partners II, Inc. from January 2025 until consummation of its initial business combination with Securitize, Inc. in July 2026, Cantor Equity Partners III, Inc. since January 2025 until consummation of its initial business combination with AIR Global PLC in May 2026, Cantor Equity Partners IV, Inc. since January 2025, Cantor Equity Partners V, Inc. since January 2025 and of each of Cantor Equity Partners VI, Inc. and Cantor Equity Partners VII, Inc. since July 2025.

Prior to being named Chairman of Cantor in 2025, Mr. Lutnick worked as an Executive in corporate strategy at Cantor Fitzgerald after initially joining Cantor in 2022 in equity sales and trading. Prior to his positions at Cantor, he began his career as a credit analyst at Oak Hill Advisors from June 2021 to April 2022. Mr. Lutnick graduated with a Bachelor of Science in Symbolic Systems from Stanford University.

Consideration for Recommendation: Our Board believes that Mr. Brandon Lutnick’s diverse corporate experience, including managing corporate strategy and overseeing special projects, supports his nomination and election to our Board.

Kyle Lutnick. Mr. Kyle Lutnick has served as one of our directors since January 2026. Mr. Lutnick is Executive Vice Chairman of Cantor Fitzgerald and Chief Strategy Officer and Board Director of Newmark. Mr. Lutnick has served as Executive Vice Chairman of Cantor and President of CF Group Management, Inc., the managing general partner of Cantor, since February 2025. He has also served as a member of the Board of Directors of Newmark Group, Inc. (“Newmark”) since February 2025 and as its Chief Strategy Officer since May 2026. From April 2024 to February 2025, Mr. Lutnick served as Global Managing Director of Knotel, Inc. (“Knotel”), a flexible workspace business owned by Newmark. From May 2021 to March 2024, he held other positions at Knotel, including General Manager of UK & EMEA and Vice President of Business Development. Prior to joining Knotel, from September 2020 to April 2021, he was an Associate on Newmark’s retail advisory team, advising clients in New York City. Mr. Lutnick graduated from Stanford University in 2019 with a bachelor’s degree in psychology.

Consideration for Recommendation: Our Board believes that Mr. Kyle Lutnick’s extensive experience in real estate and business management supports his nomination and election to our Board.

Arthur F. Backal. Mr. Backal has served as one of our independent directors since February 2017. Mr. Backal founded and has served as the President and Chief Executive Officer of Backal Hospitality Group, LLC, a premier New York-based hospitality and event services company, since December 2007. Mr. Backal also founded and has served as the President of State of the Art Enterprises, Inc., a premier New York-based full- service event planning company, since November 2002. Prior to founding Backal Hospitality Group and State of the Art Enterprises, Mr. Backal focused on the New York hospitality industry, holding various positions with a number of hotels in New York City, including the Plaza, the Pierre, the Helmsley Palace and the St. Regis. Mr. Backal served as a director of Rodin Income Trust, Inc. from March 2021 until its dissolution in December 2022. Mr. Backal holds a Bachelor of Arts in Hospitality Business from Michigan State University.

Consideration for Recommendation:
Our Board believes that Mr. Backal’s extensive experience in business management supports his nomination and election to our Board.
John M. Matteson
. Mr. Matteson has served as one of our independent directors since February 2017. Mr. Matteson is the Founder of The Matteson Companies (“TMC”), a Boston-based real estate investment and development company, which he founded in June 2014. At TMC, Mr. Matteson has been responsible, in partnership with GFI Partners, a Boston-based real estate advisor, for acquiring investments, ranging from projects such as net leased warehouse and warehouse development to office and residential development, totaling over $1.2 billion in gross asset value. Prior to forming TMC, Mr. Matteson spent eleven years from September 2004 to June 2014 as the Regional Director of the Archon Group, a Goldman Sachs Company, managing Goldman Sachs’ Boston real estate division, where he was responsible for investing over $2 billion of the firm’s equity nationally, focusing on Boston, New York City and Chicago. Mr. Matteson is a graduate of the University of Wisconsin – Madison where he received a Bachelor of Science in Economics.
Consideration for Recommendation:
Our Board believes that Mr. Matteson’s extensive real estate investment experience supports his nomination and election to our Board.
Dean Palin
. Mr. Palin has served as one of our independent directors and our audit committee financial expert since February 2017. Mr. Palin has served as a Principal of Palin Enterprises, a national real estate organization that oversees a major portfolio of residential, commercial and industrial properties located across the country from New York to California, since 1990. Mr. Palin’s work with Palin Enterprises focuses on the development, including new construction and rehabilitation, and management and leasing of residential, commercial and industrial complexes. During the past 10 years, Mr. Palin has expanded Palin Enterprises’ residential development portfolio with new developments in Brooklyn, Queens and Long Beach, New York. Palin Enterprises owns and operates over five million square feet of industrial space. In addition, over the past 20 years, Mr. Palin has partnered with, operated and invested in many New York City restaurants. Mr. Palin holds a Bachelor of Science in Business from the Boston University School of Management.
Consideration for Recommendation:
Our Board believes that Mr. Palin’s extensive experience in real estate and business management supports his nomination and election to our Board.
Code of Ethics
We have adopted a Code of Ethics that applies to all of our executive officers and directors, including but not limited to, our principal executive officer and principal financial officer. A copy of our code of ethics may be obtained, free of charge, by sending a written request to 110 East 59th Street, New York, NY 10022, Attention: Chief Financial Officer.
Insider Trading Policy
We did not adopt any insider trading policies and procedures because there is no public market for our common stock.
Hedging Policy
Our Board of Directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, the employees of our sponsor and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Our Audit Committee
Our Board has a separately designated standing Audit Committee and its primary function is to en
gage our independent registered public accounting firm and to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process.
Our Audit Committee acts under a written charter adopted by our Board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. Under the Audit Committee charter, our Audit Committee will always be comprised solely of independent directors. A copy of the Audit Committee charter is available without charge to stockholders upon written request to: Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer.

Our Audit Committee held four meetings in 2025. Each director then serving attended 100% of the meetings of our Audit Committee. Our Board has determined that each member of our Audit Committee is independent within the meaning of the applicable New York Stock Exchange, or NYSE, rules. The members of our Audit Committee are Messrs. Backal, Matteson and Palin. Our Board has determined that Mr. Palin, who serves as the chairman of our Audit Committee, is an “audit committee financial expert,” as that term is defined by the SEC.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2025 is presented below under the heading “Audit Committee Report.”

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our Board because we do not pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

Family Relationships

Kyle Lutnick is the brother of Brandon Lutnick. Other than the foregoing, we currently do not have any directors, executive officers, or person nominated to become our director or executive officer who are related to each other.

Director Independence

Our charter provides that a majority of our directors must be independent of us, our advisor and our respective affiliates except for a period of 60 days after the death, resignation or removal of an independent director pending the election of his or her successor. An “independent director” is a person who is not one of our officers or employees or an officer or employee of our advisor or its affiliates, has not been so for the previous two years and meets the other requirements set forth in our charter. Our independent directors also meet the director independence standards of the NYSE. Our Board has affirmatively determined that Messrs. Backal, Matteson and Palin are independent pursuant to the definition of independence in our charter, which is based on the definition included in the North American Securities Administrators Association, Inc.’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007 and amended on September 7, 2025.

Board Leadership Structure; Meetings of Independent Directors

Our Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers to be in our best interests and in the best interests of our stockholders at any given point in time. The members of our Board possess relevant business experience and in-depth knowledge of the issues we face, and are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The Chairman and the Chief Executive Officer positions may be filled by one individual or by two different individuals. Our Board believes that the most effective leadership structure for our company at this time is for Mr. Brandon Lutnick to serve as our Chairman and for Mr. William Ferri to serve as our Chief Executive Officer. Our Board continually evaluates the Company’s leadership structure and could in the future decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of the Company.

Our Board has determined that it is not necessary to appoint a lead independent director. To promote the independence of our Board and appropriate oversight of management, our independent directors are provided opportunities to meet in executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our independent directors.

During the year ended December 31, 2025, our Board met on four occasions. Each director then serving attended at least 75% of the meetings of our Board.

Stockholder Communications with our Board

Our Board has established the following means for stockholders to communicate concerns to our Board. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the chairman of our Audit Committee at Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer. If the concern relates to our governance practices, business ethics or corporate conduct, the concern may be submitted in writing to our Secretary at the above address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any of our independent directors in care of our Secretary. Communications received will be distributed by the Secretary to such member or members of our Board as deemed appropriate by the Secretary, depending on the facts and circumstances outlined in the communication received.

Director Nomination Procedures

We do not have a standing nominating committee. Our Board has determined that it is appropriate for us not to have a nominating committee because our Board as currently constituted permits all of our independent directors to consider all matters for which a nominating committee would be ordinarily responsible. Each member of our Board participates in the consideration of nominees. Our charter requires that our directors, other than our independent directors, must have at least three years of relevant experience demonstrating the knowledge and experience required to acquire and manage the type of assets acquired by us and that at least one of our independent directors have three years of relevant real estate experience. While we do not have any other minimum qualifications with respect to nominees, our Board considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. Our Board does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, consideration of diversity will continue to be an important factor in identifying and recruiting new directors.

Our Board will also consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our Board, recommendations made by stockholders must be submitted within the timeframe required for director nominations by stockholders as provided in our bylaws. See “Stockholder Proposals and Director Nominations for 2027” below. In evaluating the persons recommended as potential directors, our Board will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our Board) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11, of our bylaws.

Risk Oversight

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision-making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is communicated to our Board. Our Board has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Our executive officers generally attend all Board meetings and management is readily available to the Board to address any questions or concerns raised by the Board on risk management and any other matters. Our Board’s oversight of risk has not specifically affected its leadership structure.

Director Attendance at Annual Meeting

Our corporate governance guidelines encourage but do not require our directors to attend the annual meeting of stockholders. Five of our five directors attended our annual meeting of stockholders in 2025.

EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board and serve at the discretion of our Board. Set forth below is information, as of the date of this proxy statement, regarding our executive officers:

Name	Age	Position
William Ferri	59	Chief Executive Officer
Danny H. Salinas	46	Chief Financial Officer and Treasurer
Christopher A. Milner	60	President

William Ferri. Mr. Ferri has served as our Chief Executive Officer since March 2025. Mr. Ferri has served as the Global Head of Cantor Fitzgerald Asset Management since January 2022 after a more than 25 year career at UBS. Since 2017, Mr. Ferri was Head of Americas for UBS Asset Management, during which time his business achieved record asset growth and profitability. From 2007 until December 2021, Mr. Ferri was Group Managing Director, and the longest tenured leader on the UBS Asset Management Executive Board, a tenure during which the business grew to over $1 trillion in assets under management and attained its highest historical profitability. Mr. Ferri was a key founder of the UBS O’Connor and Hedge Fund Solutions businesses in 2000, which remain leading global hedge fund industry businesses. Mr. Ferri started his career in 1991 practicing corporate law at Seward & Kissel. He holds a Bachelor of Science in Industrial & Labor Relations from Cornell University and a Juris Doctor from the University of North Carolina at Chapel Hill School of Law.

Danny H. Salinas. Mr. Salinas has served as our Chief Financial Officer and Treasurer since September 2025. He served as director on our Board from September 2025 until January 2026. Mr. Salinas joined Cantor in September 2023 as Senior Managing Director and Chief Financial Officer. As Chief Financial Officer, Mr. Salinas is responsible for Cantor’s financial operations, including accounting, finance, regulatory reporting, treasury, financial planning and analysis, as well as taxation, risk management, and investor relations. Prior to joining Cantor, Mr. Salinas held various executive positions for over a decade at TD Bank Group. Mr. Salinas served as Chief Financial Officer at TD Securities from April 2018 to September 2023 and as Head of US Tax Planning from March 2013 to March 2018. Mr. Salinas also practiced as a tax attorney at Simpson, Thacher & Bartlett, from September 2008 to March 2013, where he advised on strategic corporate transactions. He began his career at Deloitte & Touche, where he received his CPA license. Mr. Salinas holds FINRA Series 27 and 79 licenses. Mr. Salinas holds a Juris Doctor from Georgetown University, where he graduated magna cum laude, and a Bachelor of Science in accounting from Rutgers University.

Christopher A. Milner. Mr. Milner has served as our and our advisor’s President since May of 2020. Mr. Milner has also served as the Head of Commercial Real Estate Investment Management at Cantor since March 2013 and has served as senior portfolio manager of Resolution Recovery Partners Manager, LLC, an institutional fund managed by an affiliate of our sponsor, since August 2015. In May of 2019 Mr. Milner became a member of the investment committee of the manager for Cantor Silverstein Opportunity Zone series of funds co-sponsored by our sponsor. Additionally, Mr. Milner served as a member of the board of the Institute for Portfolio Alternatives from 2020 to 2022. Previously, Mr. Milner spent 14 years at BlackRock and was a co-founder of its Commercial Real Estate Debt business. Mr. Milner was Global Head of CRE Debt and President of the Carbon Capital series of private real estate debt funds as well as a member of BlackRock’s Corporate Leadership Committee, the Real Estate Executive Committee and the Global Real Estate Investment

Committee. Prior to joining BlackRock in 1997, Mr. Milner was responsible for origination, underwriting and securitization of all commercial mortgage conduit loan production at PNC and was also a member of the PNC M&A team which acquired BlackRock and Midland Loan Services in 1995 and 1998, respectively. Mr. Milner received an MBA in finance with a concentration in real estate from Indiana University and a Bachelor of Arts degree in economics from DePauw University.

EXECUTIVE COMPENSATION

Although we have executive officers who manage our operations, we have no direct employees. Our advisor, Cantor Fitzgerald Income Advisors, LLC, and the real estate professionals at our advisor, manage our day-to-day affairs and our portfolio of income-producing commercial properties and other real estate-related assets. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to our advisor and other affiliated companies.

DIRECTOR COMPENSATION

Independent Directors

We compensate each of our independent directors with an annual retainer of $20,000, with the chairman of the Audit Committee receiving an additional annual retainer of $5,000. In addition, we pay independent directors for attending board and committee meetings $1,000 in cash for each board and committee meeting attended. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board. If a director is also one of our officers, we do not pay any compensation for services rendered as a director. Notwithstanding the foregoing arrangement, each of our independent directors will receive a minimum of $25,000 annually for service on our Board.

Director Compensation for 2025

The following table sets forth the compensation paid by us to our directors for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash	Total
Arthur F. Backal	$28,000	$28,000
John M. Matteson	28,000	28,000
Dean Palin	33,000	33,000
Brandon Lutnick	—	—
Howard Lutnick(1)	—	—
Danny H. Salinas	—	—
Paul M. Pion(1)	—	—

(1)	Mr. Howard Lutnick resigned from his position of Chairman of our Board effective as of March 1, 2025, and Mr. Pion resigned from his position as a director effective as of September 1, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of October 23, 2026, the amount of our capital stock, including our common stock and Series A Preferred Stock, beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) each of our executive officers, and (4) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and may include certain securities that a person has the right to obtain in the future subject to certain vesting conditions. The business address for each of the persons named below is the address of our principal executive office, c/o Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, NY 10022.

Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage
Directors and Executive Officers
Brandon Lutnick(2)	772,397	7.45%
William Ferri	—	—
Danny H. Salinas	—	—
Christopher A. Milner	141	*
Kyle Lutnick	—	—
Arthur F. Backal	—	—
John M. Matteson	—	—
Dean Palin	—	—
Howard Lutnick(3)	—	—
Paul M. Pion(4)	—	—
All directors and executive officers as a group	772,538	7.45%
5% Stockholders
CF Real Estate Holdings, LLC(2)	770,077	7.43%

Note:	* Less than 1.0%

(1) All shares listed in the table above are Class S shares, except as described in note (2) below.

(2) As of October 23, 2026, CF Real Estate Holdings, LLC, a wholly-owned subsidiary of Cantor Fitzgerald Investors, LLC, owned 570,653 Class I shares, 190,899 Class IX shares and 8,525 Class AX shares. As of October 23, 2026, Cantor Fitzgerald Income Advisors, LLC, a wholly-owned subsidiary of Cantor Fitzgerald Investors, LLC, owned approximately 2,320 Class I shares. Cantor Fitzgerald Investors, LLC is indirectly owned by Cantor, and CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor. Brandon Lutnick, as the controlling trustee of the trusts owning all of the voting shares of CFGM and the Chairman and Chief Executive Officer of CFGM, may be deemed to have beneficial ownership of the shares held by CF Real Estate Holdings, LLC.

(3) Mr. Howard Lutnick resigned from his position of Chairman of our Board, member of our Board and Chief Executive Officer effective as of March 1, 2025.

(4) Mr. Pion resigned from his position of director, Chief Financial Officer and Treasurer of our Company effective as of September 1, 2025.

Series A Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Directors and Executive Officers
Brandon Lutnick(1)	100,000	12.5%
William Ferri	—	—
Danny H. Salinas	—	—
Christopher A. Milner	300	*
Kyle Lutnick	—	—

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Arthur F. Backal	—	—
John M. Matteson	—	—
Dean Palin	—	—
Howard Lutnick	—	—
Paul M. Pion	—	—

All directors and executive officers as a group	100,300	12.5%

Note:	* Less than 1.0%

(1) As of October 23, 2026, CF Real Estate Holdings, LLC owned 100,000 shares of Series A Preferred Stock. CF Real Estate Holdings, LLC is a wholly-owned subsidiary of Cantor Fitzgerald Investors, LLC. Cantor Fitzgerald Investors, LLC is indirectly owned by Cantor, and CFGM is the managing general partner of Cantor. Brandon Lutnick, as the controlling trustee of the trusts owning all of the voting shares of CFGM and the Chairman and Chief Executive Officer of CFGM, may be deemed to have beneficial ownership of the shares held by CF Real Estate Holdings, LLC.

The percentage of common stock beneficially owned are based on an aggregate of 10,365,637.628 shares of our common stock outstanding as of October 23, 2026, including 2,813,720.109 shares of Class AX common stock, 4,260.700 shares of Class TX common stock, 958,038.990 shares of Class IX common stock, 1,148,882.678 of Class T common stock, 345,396.914 shares of Class D common stock, 5,479.172 shares of Class S common stock and 5,089,859.064 shares of Class I common stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2025, relating to our long-term incentive plan pursuant to which grants of securities may be made from time-to-time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Long-Term Incentive Plans Approved by Stockholders	—	—	2,000,000
Long-Term Incentive Plans Not Approved by Stockholders	N/A	N/A	N/A

Total	—	—	2,000,000

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of the outstanding shares of our common stock registered pursuant to Section 12 of the Exchange Act to file with the SEC various reports as to their ownership of and activities relating to our common stock and to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports furnished to us or written representations from such persons, with respect to the year ended December 31, 2025, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons, except that Messrs Brandon Lutnick, Kyle Lutnick, Ferri and Salinas each failed to timely file a Form 3, and Mr. Brandon Lutnick failed to timely file two Forms 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes all transactions and currently proposed transactions between us and any related person since January 1, 2025 in which such related person had or will have a direct or indirect material interest.

Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Fees and Expenses Paid to our Advisor and Affiliates

Our advisor is Cantor Fitzgerald Income Advisors, LLC. Our advisor is a limited liability company that was formed in the State of Delaware on February 11, 2016. As our advisor, Cantor Fitzgerald Income Advisors, LLC has contractual and fiduciary responsibilities to us and our stockholders.

Pursuant to the advisory agreement between us and our advisor (the “Advisory Agreement”), and subject to certain restrictions and limitations, our advisor is responsible for managing our affairs on a day-to-day basis and for identifying, originating, acquiring and managing investments on our behalf. For providing such services, our advisor receives fees and reimbursements from us. The following summarizes these fees and reimbursements

Organization and Offering Expenses. We will reimburse our advisor and its affiliates for organization and offering costs it incurs on our behalf but only to the extent that the reimbursement does not cause the selling commissions, the dealer manager fees and the other organization and offering expenses borne by us to exceed 15.0% of gross offering proceeds of each offering of common stock as of the date of the reimbursement. If we raise the maximum offering amount in the primary portion of our public offerings of common stock and under the distribution reinvestment plan, we estimate organization and offering expenses (other than upfront selling commissions, dealer manager fees and distribution fees), in the aggregate, to be 1% of the aggregate gross offering proceeds of any public or private offering of common stock of the Company or of common units of the Operating Partnership, excluding any securities sold pursuant to a distribution reinvestment plan or employee benefit plan. These organization and offering costs include all costs (other than upfront selling commissions, dealer manager fees and distribution fees) to be paid by us in connection with the initial set up of our organization as well as our public offerings of common stock, including legal, accounting, printing, mailing and filing fees, charges of the transfer agent, charges of our advisor for administrative services related to the issuance of shares in our public offerings of common stock, reimbursement of bona fide due diligence expenses of broker-dealers, and reimbursement of our advisor for costs in connection with preparing supplemental sales materials.

Our advisor has agreed to pay for all of our organization and offering expenses on our behalf (other than selling commissions, dealer manager fees and distribution fees) through the first anniversary of the date on which we satisfied the minimum offering requirement, which was May 18, 2018 (“Escrow Break Anniversary”). After the Escrow Break Anniversary, our advisor, in its sole discretion, may pay some or all of the additional organization and offering costs incurred, but is not required to do so. To the extent our advisor pays such additional organization and offering costs, we are obligated to reimburse our advisor subject to the 1% cap. Following the Escrow Break Anniversary, we began reimbursing our advisor for such costs on a monthly basis, provided that we were not obligated to reimburse any amounts that as a result of such payment would cause the aggregate payments for organization and offering costs paid to our advisor to exceed the 1% cap as of such reimbursement date.

Effective December 31, 2025, our advisor has advised that it will waive all unreimbursed organization and offering costs incurred through the end of fiscal year 2025 that otherwise may have been eligible for reimbursement. As of June 30, 2026, organizational costs of $90,675 were expensed and offering costs of

$5,352,189 were charged to stockholders’ equity. As of December 31, 2025, organizational costs of $90,675, were expensed and offering costs of $4,327,191, were charged to stockholders’ equity. As of both June 30, 2026 and December 31, 2025, we had reimbursed our advisor $4,068,777 for organization and offering costs and had a remaining reimbursement obligation of $1,169,973. Of the remaining obligation, $820,886 was attributable to Non-controlling interests in the Operating Partnership.

Asset Management Fees. Asset management fees are payable to our advisor and are calculated monthly based on the Company’s NAV. Prior to January 1, 2026, the fee equaled one-twelfth of 1.20% of our most recently disclosed net asset value. Effective January 1, 2026, the fee was reduced to one-twelfth of 0.75% per annum, payable by us based on our net asset value and by the Operating Partnership based on the net asset value attributable to OP Units held by unitholders other than us (excluding special limited partnership interests).

For the six months ended June 30, 2026, and June 30, 2025, we incurred asset management fees of $1,229,903 and $1,836,863, respectively, and for the three months ended June 30, 2026 and June 30, 2025, we incurred asset management fees of $674,184 and $923,548, respectively. As of June 30, 2026, the total unpaid asset management fees was $674,184 and has been included within due to related parties on the consolidated balance sheet. The amount of asset management fees incurred by us during the applicable period is included in the calculation of the limitation of operating expenses pursuant to the 2%/25% Guidelines (as defined and described below).

Other Operating Expenses.

Pursuant to the terms of the Advisory Agreement, we are obligated to reimburse our advisor for certain operating expenses. Beginning October 1, 2018, we were subject to the limitation that we generally may not reimburse our advisor for any amounts by which the total operating expenses at the end of the four preceding fiscal quarters exceeds the greater of (i) 2% of average invested assets (as defined in the Advisory Agreement) and (ii) 25% of net income other than any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of investments for that period (the “2%/25% Guidelines”). If our independent directors determine that all or a portion of such amounts in excess of the limitation are justified based on certain factors, we may reimburse amounts in excess of the limitation to our advisor. In addition, beginning on October 1, 2018, we may request any operating expenses that were previously reimbursed to our advisor in prior or future periods in excess of the limitation to be remitted back to us. As of June 30, 2026, we have reimbursed $11,339,035 of the operating expense reimbursement obligation to our advisor, which represents the current operating expense reimbursement obligation to our advisor.

The Advisory Agreement provides that, subject to other limitations on the incurrence and reimbursement of operating expenses contained in the Advisory Agreement, operating expenses which have been incurred and paid by our advisor will not become our obligation unless our advisor has invoiced us for reimbursement, which will occur in a quarterly statement and accrued for in the respective period. Our advisor will not invoice us for any reimbursement if the impact of such would result in us incurring an obligation in an amount that would result in our net asset value per share for any class of shares to be less than $25.00. We may, however, incur and record an obligation to reimburse our advisor, even if it would result in our net asset value per share for any class of shares for such quarter to be less than $25.00, if our Board determines that the reasons for the decrease of our net asset value per share below $25.00 were unrelated to our obligation to reimburse our advisor for operating expenses. Beginning January 1, 2026, we eliminated the provision that had limited reimbursement of certain expenses advanced by our advisor or its affiliates whenever such reimbursement would reduce our net asset value per share below $25.00.

In addition, the Advisory Agreement provides that all or a portion of the operating expenses, which have not been previously paid by us or invoiced by our advisor may be in the sole discretion of our advisor: (i) waived by our advisor, (ii) reimbursed to our advisor in any subsequent quarter or (iii) reimbursed to our advisor in connection with a liquidity event or termination of the Advisory Agreement, provided that we have fully invested the proceeds from our initial public offering and the stockholders have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6.0% cumulative, non-compounded annual pre-tax return on their invested capital. Any reimbursement of operating expenses remains subject to the limitations described above and the limitations and the approval requirements relating to the 2%/25% Guidelines. For the six months ended June 30, 2026, we were in compliance with this requirement and our total operating expenses were 0.81% of average invested assets (as defined in the Advisory Agreement) and 11.53% of net income.

Reimbursable operating expenses include personnel and related employment costs incurred by our advisor or its Affiliates in performing the services described in the Advisory Agreement, including but not limited to reasonable salaries and wages, benefits and overhead of all employees directly involved in the performance of such services. We are not obligated to reimburse our advisor for costs of such employees of our advisor or its affiliates to the extent that such employees (A) perform services for which our advisor receives acquisition fees or disposition fees or (B) serve as our executive officers.

Effective December 31, 2025, the total amount of Unreimbursed Operating Expenses (as defined below) incurred through the end of fiscal year 2025 was waived. This includes operating expenses incurred by our advisor on our behalf which have not been invoiced to us and also amounts invoiced to us by our advisor but not yet reimbursed (“Unreimbursed Operating Expenses”). During the six months ended June 30, 2026, $192,501 of operating expenses incurred by our advisor were invoiced to us but not yet reimbursed. During the six months ended June 30, 2025, $1,750,510 of operating expenses incurred by our advisor were not invoiced to us.

Property Management and Oversight Fees. We may engage our advisor or an affiliate to serve as a property manager with respect to a particular property. We will pay our advisor property management fees for such services. For the six months ended June 30, 2026 and June 30, 2025, we incurred property management fees of $1,188,944 and $1,222,970, respectively, and for the three months ended June 30, 2026 and June 30, 2025, we incurred property management fees of $610,902 and $622,765, respectively. The property management fees incurred during the month of June 30, 2026 of $260,013 was unpaid as of June 30, 2026 and has been included within Due to related parties on the consolidated balance sheet.

Leasing Commissions. If our advisor or an affiliate is our primary leasing agent, then we will pay customary leasing fees in amount that is usual and customary in that geographic area for that type of property. As of both June 30, 2026 and December 31, 2025, no amount was incurred by us.

Performance Participation Allocation

A wholly owned subsidiary of CFI, Cantor Fitzgerald Income Trust OP Holdings, LLC, (the “Special Unit Holder”), has invested $1,000 in the Operating Partnership and has been issued Special Units as part of the overall consideration for the services to be provided by our advisor. On January 1, 2026, we and the limited partners of the Operating Partnership entered into the Second Amended and Restated Limited Partnership Agreement of Cantor Fitzgerald Income Trust Operating Partnership (the “OP LPA”). Under the terms of the OP LPA, the Special Unit Holder is entitled to receive a performance participation distribution from the Operating Partnership of 5.0% of the Total Return (the “Performance Participation Allocation”), subject to a 5% Hurdle Amount and a High Water Mark, with a Catch-Up (as such terms are defined in the OP LPA), subject to certain terms and calculations as defined within the OP LPA.

Selling Commissions, Dealer Manager Fees and Distribution Fees

The dealer manager for our public offerings of common stock, Cantor Fitzgerald & Co., (the “Dealer Manager”) is a registered broker-dealer affiliated with CFI. We entered into the dealer manager agreements with the Dealer Manager and are obligated to pay various commissions and fees with respect to the shares of Class AX, Class TX, Class IX, Class T, Class S, Class D and Class I common stock distributed in our public offerings. CFI has paid a portion of the selling commissions and all of the dealer manager fees as Sponsor Support, up to a total of 4% of gross offering proceeds from the sale of shares of Class AX common stock and shares of Class TX common stock, as well as 1.5% of gross offering proceeds from the sale of shares of Class IX common stock, incurred in connection with our initial public offering. We will reimburse Sponsor Support (i) immediately prior to or upon the occurrence of a liquidity event, including (A) the listing of our common stock on a national securities exchange or (B) a merger, consolidation or a sale of substantially all of our assets or any similar transaction or any transaction pursuant to which a majority of our Board then in office are replaced or removed, or (ii) upon the termination of the Advisory Agreement by us or by our advisor. In each such case, we only will reimburse CFI after we have fully invested the proceeds from our initial public offering and our stockholders have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6% cumulative, non-compounded annual pre-tax return on such invested capital.

As of June 30, 2026, the likelihood, probability and timing of each of the possible occurrences or events listed in the preceding sentences (i) and (ii) in the above paragraph are individually and collectively uncertain. Additionally, whether or not we will have fully invested the proceeds from our initial public offering and also whether our stockholders will have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6% cumulative, non-compound annual pre-tax return on such invested capital at the time of any such occurrence or event is also uncertain. As of both June 30, 2026 and December 31, 2025, CFI has paid Sponsor Support totaling $5,374,526, which will be subject to reimbursement by us to CFI in the event of these highly conditional circumstances.

The following summarizes the fees payable to the Dealer Manager:

Selling Commissions. Selling commissions payable to the Dealer Manager in our initial public offering consisted of (i) up to 1% of gross offering proceeds paid by CFI for shares of Class AX common stock and Class TX common stock and, (ii) up to 5% and 2% of gross offering proceeds from the sale of shares of Class AX common stock and Class TX common stock, respectively. No selling commissions were payable with respect to shares of Class IX common stock Selling commissions in the follow-on public offering and third public offering consist of 3% and 3.5% of gross offering proceeds from the sale of shares of Class T common stock and Class S common stock, respectively. All or a portion of such selling commissions may be re-allowed to participating broker-dealers. No selling commissions will be payable with respect to shares of Class D and Class I common stock or with respect to shares issued pursuant to our distribution reinvestment plan. For the six months ended June 30, 2026 and the year ended December 31, 2025, we incurred $145 and $16,631, respectively, of selling commissions, which is included within additional paid-in capital on the consolidated balance sheets. At both June 30, 2026 and December 31, 2025, $1,182,925 of Sponsor Support, has been recorded and has been reimbursed by CFI. No Sponsor Support payment was due as of June 30, 2026, as Sponsor Support ended with the termination of the primary offering of our initial public offering (“Primary Offering”).

Dealer Manager Fees. Dealer manager fees payable to the Dealer Manager in our initial public offering consisted of up to 3.0% of gross offering proceeds from the sale of shares of Class AX common stock and Class TX common stock sold in the Primary Offering and up to 1.5% of gross offering proceeds from the sale of shares of Class IX common stock sold in the Primary Offering, all of which were paid by CFI. A portion of such dealer manager fees may be re-allowed to participating broker-dealers as a marketing fee. Dealer Manager fees payable to the Dealer Manager in the follow-on public offering and third public offering consist of up to 0.5% of gross offering proceeds from the sale of shares of Class T common stock sold in the primary portion of the follow-on public offering and third public offering. No dealer manager fees will be payable with respect to shares of Class S Shares, Class D Shares and Class I common stock. For six months ended June 30, 2026 and the year ended December 31, 2025, we recorded $273 and $2,934, respectively, of dealer manager fees, which is included within additional paid-in capital on the consolidated balance sheets. As of both June 30, 2026 and December 31, 2025, all of the Sponsor Support related to dealer manager fees has been recorded and $4,191,601 has been reimbursed by CFI. No Sponsor Support payment was due as of June 30, 2026, as Sponsor Support ended with the termination of the Primary Offering.

Distribution Fees. Under our dealer manager agreements, distribution fees are payable to our dealer manager with respect to shares of our Class TX common stock, Class T common stock, Class S common stock and Class D common stock, all or a portion of which may be re-allowed by the Dealer Manager to participating broker-dealers. Under the dealer manager agreement for the initial public offering, the distribution fees for shares of Class TX common stock accrue daily and are calculated on outstanding shares of Class TX common stock issued in the primary portion of the initial public offering in an amount equal to 1.0% per annum of (i) the gross offering price per shares of Class TX common stock in the Primary Offering, or (ii) if we are no longer offering Class TX shares in a public offering, the most recently published net asset value per share of Class TX common stock. Under the dealer manager agreements for the follow-on offerings, we have agreed to pay our dealer manager (a) with respect to the shares of Class T common stock and Class S common stock, a distribution fee in an annual amount equal to 0.85% of the aggregate net asset value of the outstanding shares of Class T common stock and Class S common stock, as applicable, and (b) with respect to the shares of Class D common stock, a distribution fee in an annual amount equal to 0.25% of the aggregate net asset value of the outstanding shares of Class D common stock. The distribution fees are payable monthly in arrears and are paid on a continuous basis from year to year. During the six months ended June 30, 2026 and June 30, 2025, we paid distribution fees of $96,392 and $126,375, respectively. As of June 30, 2026 and December 31, 2025, we have incurred a liability of $19,049 and $20,058, respectively, which is included within Due to related parties on the consolidated balance sheets, $15,854 and $16,061, respectively, of which was due as of June 30, 2026 and December 31, 2025 and paid during July 2026 and January 2026, respectively.

In addition, during the six months ended June 30, 2026 and June 30, 2025, we paid distribution fees of $40,144 and $21,707 in connection with the issuance of its Class T OP Units. As of June 30, 2026 and December 31, 2025, we incurred a distribution fee liability of $7,614 and $5,268, respectively, in connection with issuance of its Class T OP Units of which was due as of June 30, 2026 and December 31, 2025 and paid during July 2026 and January 2026.

We will cease paying distribution fees with respect to each share of Class TX common stock, including any shares of Class TX common stock issued pursuant to our distribution reinvestment plan, on the earliest to occur of the following: (i) a listing of shares of our common stock on a national securities exchange; (ii) such share of Class TX common stock no longer being outstanding; (iii) the dealer manager’s determination that total underwriting compensation from all sources, including dealer manager fees, selling commissions, distribution fees and any other underwriting compensation paid to participating broker dealers with respect to all shares of Class AX common stock, Class TX common stock and Class IX common stock, would be in excess of 10% of the gross proceeds of the primary portion of the initial public offering; or (iv) the end of the month in which the transfer agent, on our behalf, determines that total underwriting compensation, including dealer manager fees, sales commissions, distribution fees and any other underwriting compensation paid to participating broker dealers with respect to the shares of Class TX common stock held by a stockholder within his or her particular account, would be in excess of 10% of the total gross investment amount at the time of purchase of the primary shares of Class TX common stock held in such account (or, in the case of shares sold through certain participating broker dealers, a lower limit as set forth in any applicable agreement between our dealer manager and a participating broker dealer in effect at the time such shares were issued to such account).

We will cease paying distribution fees with respect to each share of Class T common stock, Class S common stock, Class D common stock on the earliest to occur of the following: (i) a listing of shares of Class I common stock, (ii) our merger or consolidation with and into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of the current offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including upfront selling commissions, the distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. We will cease paying distribution fees with respect to any shares of Class T common stock, Class S common stock or Class D common stock held in a stockholder’s account at the end of the month in which our dealer manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and distribution fees paid with respect to the shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or, in the case of shares of Class T common stock sold through certain participating broker-dealers, a lower limit as set forth in the applicable agreement between the dealer manager and a participating broker-dealer at the time such shares of Class T common stock were issued) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under our distribution reinvestment plan with respect thereto).

The following table summarizes the fees and expenses incurred by us and paid to our advisor and its affiliates and our dealer manager for the six months ended June 30, 2026:

		Due to related parties as of	Six months ended June 30, 2026		Due to related parties as of
Type of Fee or Reimbursement	Financial Statement Location	December 31, 2025	Incurred	Paid	June 30, 2026
Management Fees
Asset management fees	Management fees	$5,447,345	$1,229,903	$6,003,064	$674,184
Property management and oversight fees	Management fees	801,243	1,188,944	1,730,174	260,013
Organization, Offering and Operating Expense Reimbursements
Operating expenses(1)	General and administrative expenses	3,877,002	192,501	3,877,002	192,501
Expense reimbursement(2)	Property operating expenses	5,646,452	3,823,233	—	9,469,685
Offering costs(3)	Additional paid-in capital	349,087	820,886	—	1,169,973
Commissions and Fees
Selling commissions and dealer manager fees, net	Additional paid-in capital	—	418	418	—
Distribution fees(4)	Additional paid-in capital	25,326	155,460	154,123	26,663
Investment Funding
Good faith deposit reimbursement(5)	Investment in real estate, net	670,000	—	300,000	370,000
Total		$16,816,455	$7,411,345	$12,064,781	$12,163,019

(1) Effective December 31, 2025, our advisor has advised that it will waive all Unreimbursed Operating Expenses incurred through the end of fiscal year 2025. During the six months ended June 30, 2026, our advisor has incurred, on our behalf, a total of $192,501 in Unreimbursed Operating Expenses. The total amount of Unreimbursed Operating Expenses may, in future periods, be subject to reimbursement by us pursuant to the terms of the Advisory Agreement.

(2) Primarily reflects amounts owed to CFI from us in relation to real estate tax payments for the West End Property, the Pearland Property, the Palms Property, the Longmire Property, and the Keller Property and insurance payments for the Fisher Road Property.

(3) Effective December 31, 2025, our advisor has advised that it will waive all O&O costs incurred through the end of fiscal year 2025. As of June 30, 2026, have incurred $820,886 in O&O costs related to the June UPREIT transactions.

(4) The incurred amount reflects the change in accrual.

(5) Reflects a good faith deposit owed to CFI in connection with the Keller Property loan refinance.

The following table summarizes the fees and expenses incurred by us and paid to our advisor and its affiliates and our dealer manager for the year ended December 31, 2025:

		Due to related parties as of	Year ended December 31, 2025		Due to related parties as of
Type of Fee or Reimbursement	Financial Statement Location	December 31, 2024	Incurred	Paid	December 31, 2025
Management Fees
Asset management fees	Management fees	$4,291,482	$3,596,069	$2,440,206	$5,447,345
Property management and oversight fees	Management fees	442,422	2,439,558	2,080,737	801,243
Organization, Offering and Operating Expense Reimbursements
Operating expenses(1)	General and administrative expenses	4,245,085	—	368,083	3,877,002
Expense reimbursement(2)	Property operating expenses	2,972,502	2,758,930	84,980	5,646,452
Offering costs(3)	Additional paid-in capital	—	349,087	—	349,087
Commissions and Fees
Selling commissions and dealer manager fees, net	Additional paid-in capital	—	—	—	—
Distribution fees(4)	Additional paid-in capital	23,586	304,087	302,347	25,326
Investment Funding
Application fee reimbursement(5)	Investment in real estate, net	100,000	—	100,000	—
Good faith deposit reimbursement(6)	Investment in real estate, net	670,000	—	—	670,000
Membership interest purchase reimbursement(7)	Additional paid-in capital	119,384	—	119,384	—
Total		$12,864,461	$9,447,731	$5,495,737	$16,816,455

Note:

(1) As of December 31, 2025, our advisor has incurred, on our behalf, a total of $21,321,804 in unreimbursed operating expenses, including a total of $3,404,797 for the year ended December 31, 2025 for which our advisor has not invoiced us for reimbursement. The total amount of unreimbursed operating expenses may, in future periods, be subject to reimbursement by us pursuant to the terms of the advisory agreement.

(2) Reflects amounts owed to CFI from us in relation to real estate tax payments for the West End Property, the Pearland Property, the Palms Property, the Longmire Property, and the Keller Property and insurance payments for the Fisher Road Property.

(3) As of December 31, 2025, our advisor has incurred, on behalf of us, a total of $15,567,179 of organization and offering costs, of which our obligation has been satisfied, pursuant to the 1% Cap.

(4) The incurred amount reflects the change in accrual.

(5) Reflects amount that was owed to CFI from us in relation to the loan application deposit for the ON3 Property.

(6) Reflects a good faith deposit owed to CFI in connection with the Keller Property loan refinance.

(7) Reflects amount that was owed to CFI in connection with the Summerfield MT JV remaining interest purchase on behalf of CFIT.

Investment by Our Sponsor and CF RE Holdings

Our sponsor initially invested $200,001 in us through the purchase of 8,180 shares of Class AX common stock at $24.45 per share. Our sponsor may not sell any of these shares during the period it serves as our sponsor.

Prior to December 15, 2025, our sponsor has invested $6,650,001 in us through the purchase of 262,262 shares (8,180 shares of Class AX common stock for an aggregate purchase price of $200,001, 183,157 shares of Class IX common stock for an aggregate purchase price of $4,582,280, and 70,925 shares of Class I common stock for an aggregate purchase price of $1,867,720 (the “Investment”). Our sponsor purchased 125,157 of the shares of Class IX common stock in the amount of $3,132,280 pursuant to the distribution support agreement, which provides that in certain circumstances where our cash distributions exceed our modified funds from operations, our sponsor will purchase up to $5.0 million of shares of Class IX common stock (including the $2.0 million of shares purchased in order to satisfy the minimum offering requirement) at the then current offering price per share of Class IX common stock net of dealer manager fees to provide additional cash to support distributions to the Company’s stockholders. On August 10, 2020, we and the sponsor entered into the amended distribution support agreement to ensure that we have a sufficient amount of funds to pay cash distributions to stockholders during the follow-on offering. Our sponsor purchased 70,925 shares of Class I common stock in the amount of $1,867,720 pursuant to the amended distribution support agreement, which provides that in the event that cash distributions exceed MFFO, our sponsor will purchase shares of Class I common stock from us in the follow-on offering in an amount equal to the distribution shortfall, up to $5 million (less the $2.0 million of shares purchased by our sponsor in order to satisfy the minimum offering requirement and any shares purchased by our sponsor to the distribution support agreement in our initial offering). Our sponsor has fulfilled its remaining obligation pursuant to the amended distribution support agreement in the second quarter of 2022 and our sponsor has no remaining obligation pursuant to the amended distribution support agreement. On December 15, 2025, our sponsor transferred the Investment to an affiliate of ours, CF Real Estate Holdings, LLC (“CF RE Holdings”). On January 2, 2026, CF RE Holdings purchased an additional 478,641 of Class I shares in the amount of $9.3 million. On April 8, 2026, CF RE Holdings purchased 100,000 shares of Series A Preferred Stock in the amount of $2.5 million.

During the six months ended June 30, 2026, CFI received and directly owned 1,831 of Class I shares as a result of the conversion of OP units into Class I shares.

Neither our advisor, CF RE Holdings, nor CFI currently has any options or warrants to acquire any of our shares.

Sponsor Support

Our sponsor, CFI, is a Delaware limited liability company and an affiliate of Cantor. Our sponsor has paid a portion of selling commissions and all of the dealer manager fees, up to a total of 4.0% of gross offering proceeds from the sale of shares of Class AX common stock and Class TX common stock, as well as 1.5% of gross offering proceeds from the sale of shares of Class IX common stock, incurred in connection with our initial public offering. We will reimburse such expenses (i) immediately prior to or upon the occurrence of a liquidity event, including (A) the listing of our common stock on a national securities exchange or (B) a merger, consolidation or a sale of substantially all of our assets or any similar transaction or any transaction pursuant to which a majority of our Board then in office are replaced or removed, or (ii) upon the termination of the advisory agreement by us or by the advisor. In each such case, we only will reimburse the sponsor after we have fully invested the proceeds from our initial public offering and our stockholders have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6.0% cumulative, non-compounded annual pre-tax return on such invested capital. As of June 30, 2026, our sponsor has paid sponsor support totaling $5,374,526.

Jointly Owned Investments

As of June 30, 2026 and December 31, 2025, we owned interests in ten and eleven jointly owned investments, respectively, with some or all of the remaining interest held by affiliates of our advisor. Subsequently after each acquisition, the interests held by the affiliates of our advisor have been syndicated to third party investors through a private placement offering. As of June 30, 2026 and December 31, 2025, we consolidated eight and ten of these joint ventures, respectively, as the primary beneficiary and accounts for the two remaining investments under the equity method of accounting.

CF WAG MH

On January 1, 2025, the Operating Partnership issued 865,711 Class I OP Units in exchange for 100% of the equity interests of WAG MH. This acquisition included the transfer of management responsibilities for the portfolio from CFI to the Operating Partnership.

CF Archer DST

On June 1, 2026, the Operating Partnership issued 1,541,694 Class I OP Units and 728,727 Class T OP Units in exchange for 100% of the equity interests of Archer DST. This acquisition included the transfer of management responsibilities for the portfolio from CFI to the Operating Partnership.

Policies Governing Related Person Transactions

In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our sponsor, our advisor, our directors or their respective affiliates. The types of transactions covered by these policies include the compensation paid to our advisor, decisions to renew our advisory agreement, acquisitions or leases of assets, mortgages and other types of loans and any other transaction in which our sponsor, our advisor or any of our directors has an interest, reimbursement of operating expenses in excess of the 2%/25% Guidelines, issuances of options and warrants and repurchases of shares. Under the restrictions, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.

Independent Directors’ Review of our Policies

As required by our charter, our independent directors have reviewed our policies, including but not limited to our policies regarding investments, leverage, conflicts of interest and investment allocation, and determined that they are in the best interests of our stockholders.

Our Board, including our independent directors, has reviewed the policies described in the Annual Report and determined that they are in the best interest of our stockholders because: (1) they increase the likelihood that we will be able to implement and execute our business strategies; (2) our executive officers, directors and affiliates of our advisor have expertise with the type of real estate investments we seek; (3) borrowings enable us to purchase additional investments, thereby increasing portfolio diversification and our ability to achieve investment objectives; (4) there are sufficient property acquisition opportunities with the attributes that we seek; and (5) corporate governance best practices and high ethical standards help promote our long-term performance, thereby increasing our likelihood of generating income for our stockholders and preserving stockholder capital.

Our Board, including our independent directors, has examined the material terms, factors and circumstances surrounding any related party transactions or arrangements described herein. On the basis of such examination, our Board, including our independent directors, has determined that such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

AUDIT COMMITTEE REPORT

The following is a report of the Audit Committee of the Board of Directors, or the Board, of Cantor Fitzgerald Income Trust, Inc., or the Company. Each of the three Audit Committee members is independent as such term is defined under the New York Stock Exchange listing standards and applicable Securities and Exchange Commission, or SEC, regulations.

The primary purpose of the Audit Committee is to assist the Board with the oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices; (2) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance; (3) the independence and qualifications of the Company’s independent auditors; (4) the performance of the Company’s internal audit function and its independent auditors; (5) the Company’s compliance with legal and regulatory requirements and (6) the approval of transactions, and resolution of other conflicts of interest, between the Company and its subsidiaries, on the one hand, and the sponsor, any director, the advisor, or their respective affiliates, on the other hand. The Audit Committee operates under a written charter which more fully describes the Audit Committee’s function. A copy of the charter is available under the corporate governance section of the Company’s website.

In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended December 31, 2025. The Audit Committee discussed with Ernst & Young the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee also discussed with Ernst & Young its independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

This report of the Audit Committee does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

Audit Committee:

Dean Palin, Chairman

Arthur F. Backal

John M. Matteson

INDEPENDENT ACCOUNTANTS

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees that we were billed for the fiscal years ended December 31, 2025 and 2024 by our independent registered public accounting firm, Ernst & Young, were as follows:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024

Audit fees	$355,000	$368,500
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$355,000	$368,500

Audit fees include amounts billed to us related to annual financial statement audit work, quarterly financial statement reviews and review of SEC registration statements.

The Audit Committee was advised that there were no services provided by Ernst & Young LLP that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Ernst & Young from maintaining its independence as our independent auditor and concluded that it was independent.

Audit Committee Pre-Approval Policies and Procedures

In accordance with our Audit Committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and principal accounting officer of the Company confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members or a subcommittee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

PROPOSAL NO. 1:

ELECTION OF BOARD OF DIRECTORS

Our Board has recommended that each of Messrs. Brandon Lutnick, Kyle Lutnick, Arthur F. Backal, John M. Matteson and Dean Palin be elected to serve on our Board, until the annual meeting of stockholders for 2027 and until his successor is duly elected and qualifies. For certain information regarding each nominee, see “Board of Directors” above.

Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of common stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board, unless our Board determines to reduce the number of directors in accordance with the Company’s charter and bylaws, as then in effect.

Election of the director nominees named in this proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote who are present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees. A vote “withheld” from a director nominee or a broker non-vote, if any, will have the same effect as a vote against the nominee. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ernst & Young to the stockholders for ratification as a matter of good corporate governance. Ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

If this selection is not ratified by our stockholders, our Audit Committee may, but is not obligated to, reconsider its recommendation. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2027

Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2027 annual meeting of stockholders if they are received by us on or before July 9, 2027. Stockholder proposals must be directed to the Secretary, Cantor Fitzgerald Income Trust, Inc., at 110 East 59th Street, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our bylaws. In order to be “timely” under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our current bylaws, not later than 5:00 P.M., Eastern Time, on July 9, 2027 and not earlier than June 9, 2027; provided, however, in the event that the date of the 2027 annual meeting of stockholders is advanced or delayed by more than 30 days from December 9, 2027, a proposal or nomination by a stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of: (i) the 120th day prior to the date of such annual meeting, as originally convened; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

In addition, for stockholder nominees for directors to be considered timely for inclusion on a universal proxy card pursuant to Rule 14a-19 under the Exchange Act, stockholders must provide notice to us no later than October 10, 2027, containing the information required by Rule 14a-19 under the Exchange Act; provided, however, that if the date of the 2027 annual meeting of stockholders is advanced or delayed by more than 30 days from December 9, 2027, then such notice must be provided by the later of (i) 60 calendar days prior to the date of such annual meeting or (ii) the tenth calendar day following the day on which public announcement of the date of such annual meeting is first made.

INCORPORATION BY REFERENCE

This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

OTHER MATTERS

Our Board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

By Order of the Board of Directors,

Brandon Lutnick

Chairman

November 2, 2026

New York, New York

NAME & ADDRESS HERE CONTROL NUMBER Scan QR Code for Digital Voting PHONE - 1-866-402-3905 Use any touch-tone telephone Have your Proxy Card ready Follow the recorded instructions LIVE AGENT - 1-855-206-1315 Speak to a live agent and vote on a recorded line MAIL Mark, sign, and date your Proxy Card Detach and return your Proxy Card in the postage-paid envelope provided ONLINE - https://www.fcrvote.com/CFIT Cast your vote online Have your Proxy Card ready Follow the instructions to record your vote PROXY VOTING INSTRUCTIONS As a stockholder of Cantor Fitzgerald Income Trust, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on Tuesday, December 8, 2026. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. 2026 Annual Meeting of Stockholders For stockholders of record as of November 2, 2026 CANTOR FITZGERALD INCOME TRUST, INC. DATE/TIME: Wednesday, December 9, 2026 at 1:30 P.M. Eastern Time PLACE: Live via webcast at https://web.viewproxy.com/cfit/2026 YOUR VOTE IS IMPORTANT PLEASE VOTE BY: 11:59 P.M. Eastern Time, December 8, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Adam Brajer as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cantor Fitzgerald Income Trust, Inc. (the “Company”), on behalf and in the name of the undersigned, to attend the 2026 Annual Meeting of Stockholders of the Company to be held as a virtual meeting via a live webcast on Wednesday, December 9, 2026 at 1:30 p.m. EST at https://web.viewproxy.com/cfit/2026 and at any and all adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of the 2026 Annual Meeting of Stockholders, the proxy statement. You can register to attend and vote at the virtual Annual Meeting at https://web.viewproxy.com/cfit/2026 and follow the instructions. After registering, you will receive an email with further instructions related to the virtual meeting. NAME & ADDRESS HERE BARCODE HERE CONTROL NUMBER Address Change: (If you noted any address changes above, please mark box.) WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST “FOR” ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTIONS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION, INCLUDING, BUT NOT LIMITED TO, THE POWER AND AUTHORITY TO ADJOURN OR POSTPONE THE MEETING TO PROVIDE MORE TIME TO SOLICIT PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN. Signature Date Title Signature (Joint Owners) NOTE: You must register to attend the meeting online and/or participate at https://web.viewproxy.com/cfit/2026 Authorized Signatures — Must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) on your account. If held in joint tenancy, all people should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 9, 2026 The Proxy Statement is available at: Https://web.viewproxy.com/cfit/2026 To vote, you are encouraged to mark your selection by checking the appropriate box (SEE BELOW). However, if you wish to vote in line with the recommendations of the Board of Directors, you may leave the boxes unmarked. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important: Your shares cannot be voted unless you sign and return this card (see reverse side for signature line). To vote, fill in the boxes with blue or black ink. Example: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ON PROPOSALS 1 AND 2 1. A proposal to elect as directors the five individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; NOMINEES FOR AGAINST ABSTAIN (1) Brandon Lutnick (2) Kyle Lutnick (3) Arthur F. Backal (4) John M. Matteson (5) Dean Palin